Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated May 7, 2012
to
Prospectus dated May 12, 2011

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 12, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common shares.

Cover Page of Prospectus

This supplement supplements and amends the cover page of the Prospectus by replacing the second sentence of the fourth paragraph of such section in its entirety with the following:

In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value per share.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Plan of Distribution” by replacing the second and third paragraphs of such section in their entirety with the following:

We are offering our common shares on a continuous basis at a current offering price of $10.05 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that common shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, we will establish a new net offering price that is not more than 2.5% above our net asset value per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.fsenergyandpowerfund.com.

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Risk Factors” by deleting in its entirety the bullet in such section that reads “In the event of a decline in our net asset value, the board of trustees may elect not to reduce our net offering price per share. As a result, your purchase price may be materially higher than the Company's current net asset value per share.”

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Risks Relating to an Investment in Our Common Shares” by deleting in its entirety the second risk factor thereof entitled “Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their common shares if our board of trustees does not decrease the offering price in the event of a decline to our net asset value per share”.

Discussion of the Company’s Expected Operating Plans

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources” by replacing the fourth sentence of the first paragraph of such section in its entirety with the following:

In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value per share.

Determination of Net Asset Value

This supplement supplements and amends the section of the Prospectus entitled “Determination of Net Asset Value— Determinations in Connection With Offerings” by replacing the second sentence of the first paragraph of such section in its entirety with the following:

In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value per share.

This supplement supplements and amends the section of the Prospectus entitled “Determination of Net Asset Value— Determinations in Connection With Offerings” by deleting in its entirety the fifth paragraph of such section.

Plan of Distribution

This supplement supplements and amends the section of the Prospectus entitled “Plan of Distribution— General” by replacing the third and fourth paragraphs of such section in their entirety with the following:

We sell our common shares on a continuous basis at semi-monthly closings at a current offering price of $10.05 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that common shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.fsenergyandpowerfund.com.